UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                     11/10/04
                Date of Report (Date of earliest event reported)

                               SAFECO CORPORATION
               (Exact name of registrant as specified in Charter)

   WASHINGTON                    1-6563                           91-0742146
(State or other                 (Commission                  (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

   Safeco Plaza, Seattle, Washington                          98185
(Address of principal executive officers)                   (Zip Code)

                                 (206) 545-5000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

As part of an industry-wide review of anticompetitive behavior and producer compensation arrangements, some states are requesting information and documents from insurance companies. Safeco has received such requests from the states of North Carolina and Illinois. Safeco will cooperate fully in response to these and similar requests.


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SAFECO CORPORATION
                                          ------------------------------------
                                          Registrant

Dated:   November 10, 2004
                                          /s/ Christine B. Mead
                                          ------------------------------------
                                          Christine B. Mead
                                          Chief Financial Officer and Executive
                                                 Vice President